Provision for Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating loss before non-deductible items	$ (36,028)	$ (25,892)
Tax rate	34.00%	34.00%
Total deferred tax assets	$ 12,250	$ 8,803
Less: Valuation allowance	$ (12,250)	$ (8,803)
Net deferred tax assets